SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report:   October 9, 1998


                         GENERAL AMERICAN ROYALTY, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)

          1-12835               75-2468002
     (Commission  File  Number)     (IRS  Employer  Identification  Number)

                               C/O JAMES F. SMITH
                               ASSISTANT SECRETARY
                         GENERAL AMERICAN ROYALTY, INC.
                         5646 MILTON STREET,  SUITE 731
                               DALLAS, TEXAS 75206
                    (Address of principal executive offices)

                                 (214) 361-8535
              (Registrant's telephone number, including area code)

                       4925 GREENVILLE AVENUE, SUITE 1005
                               DALLAS, TEXAS 75206
          (Former name or former address, if changed since last report)







ITEM  1.     CHANGES  IN  CONTROL  OF  REGISTRANT
--------     ------------------------------------

     (a) On October 9, 1998 the registrant acquired 100% of the common stock of privately-held, UK based, World Wide Communications (Holdings) Ltd. ("WWCH"), for 5,500,000 shares of its common stock. Prior to the acquisition, WWCH had 22 shareholders. The registrant's shareholders of record on October 9, 1998 will receive 400,000 additional shares (equal to 33.3% of the shares owned),as a 1 1/3:1 increase in the outstanding shares. As a result of the acquisition and 1 1/3:1 increase, the WWCH shareholders own 75% of the registrant's issued and outstanding common stock.

     Effective as of the closing date, the registrant's officers and two of its directors resigned. James F. Smith remained as a director. Paul Goodman-Simpson, Aaron Goodman-Simpson and Keith Goodyer were appointed as new directors. Paul Goodman-Simpson was elected President and CEO, Aaron Goodman-Simpson was elected Vice President and Secretary, and Keith Goodyer was elected Vice President and Treasurer.

     (b) Security ownership of Certain Beneficial Owners and Management immediately after the closing date:

     Title  of          Name  and  Address          Amount  and  Nature
Percent
       Class          of  Beneficial  Owner               of  Ownership
     -------          ---------------------               -------------
of  Class
---------

     Common     James  F.  Smith                     182,667  (1)
2.5%
     Common     Paul  Goodman-Simpson                385,000
5.3%
     Common     Aaron  Goodman-Simpson                165,000
2.3%
     Common     Keith Goodyer                     137,500                   1.9%
     Common     All  officers  and  directors                870,167
11.9%
               as  a  group  (4  Persons)

     (1) Mr. Smith owns 22,667 shares of record. 20,000 shares are held by a trust which benefits Mr. Smith's children; Mr. Smith is the trustee. 140,000 shares are owned by Sammie S. Smith, Mr. Smith's spouse. Mr. Smith disclaims any beneficial ownership of the 160,000 shares.


ITEM  2.     ACQUISITION  OR  DISPOSITION  OF  ASSETS
--------     ----------------------------------------

     (a) As a result of the acquisition, WWCH became a wholly-owned subsidiary of the registrant on October 9, 1998. Based on the stock ownership that resulted from the acquisition, the transaction will be accounted or as a purchase in which WWCH is assumed to have acquired the registrant. The combined company will engage in the business of telecommunications, electronics design and licensing in the United Kingdom and Europe. The company's goal is to generate profits from low-cost email integration into television sets and from re-selling local and premium rate telephone calls on its ISP Internet service products.

     (b) All of the assets owned by WWCH were used in business activities as described in the previous paragraph. The registrant was formerly involved in the business of acquiring royalty interests in oil and gas wells, but will no longer engage in any such operations.


ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS.
--------     -------------------------------------

     (a)     Financial  statements  of  business  acquired.

     At the date of filing this report, the required financial statements of WWCH had not been completed and were not available for filing herein. The registrant has undertaken to file a report on Form 10-KSB as of September 30, 1998 that shall include the required financial statements of WWCH and the pro forma financial information required by paragraph (b) of this item.

     (b)     Pro  forma  financial  information.

          See  paragraph  (a)  of  this  item  above.

     (c)     Exhibits.

          Exhibit A - Agreement and Plan of Reorganization (without schedules and exhibits - except Exhibit A)


ITEM  8.     CHANGE  IN  FISCAL  YEAR.
--------     -------------------------

     Effective as of the closing date, the registrant has elected to change its fiscal year from October 31 to September 30. The registrant will file a transitional report on Form 10-KSB for the eleven months ended September 30, 1998


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     GENERAL  AMERICAN  ROYALTY,  INC.



     By:/s/Paul  Goodman-Simpson
        ------------------------
             Paul  Goodman-Simpson,  President  and  CEO


Date:  October  23,  1998

     ExhibitA  -  Page  1
                                    EXHIBIT A









                               AGREEMENT AND PLAN

                                OF REORGANIZATION



                                  by and among



                         GENERAL AMERICAN ROYALTY, INC.


                                 JAMES F. SMITH


                                     and the


                           STOCKHOLDERS OF WORLD WIDE
                         COMMUNICATIONS (HOLDINGS), LTD.

                                ExhibitA  - Page
     ExhibitA  -  Page  i
                                TABLE OF CONTENTS

     PAGE

1.  Exchange  of  Shares     4
2.  Delivery  of  Shares     4
3.  Representations  and  Warranties  of  WWC  Holdings  and  Stockholders     4
3(a)  Securities  Holders     4
3(b)  Financial  Statements     4
3(c)  Undisclosed  Liabilities     5
3(d)  Absence  of  Changes     5
3(e)  Litigation,  Etc.     5
3(f)  Compliance;  Governmental  Authorizations     5
3(g)  Due  Organization,  Etc.     5
3(h)  Tax  Matters     5
3(i)  Agreements,  Etc.     5
3(j)  Title  to  Property  and  Related  Matters     6
3(k)  Corporate  Records     6
3(l)  Licenses;  Trademarks;  Trade  Names,  Etc.     6
3(m)  Authorization  by  WWC  Holdings     6
3(n)  Capitalization     6
3(o)  Full  Disclosure     6
3(p)  Brokerage  or  Finder's  Fees     7
3(q)  Share  Ownership     7
3(r)  Approvals  Required     7
4.  Representations  and  Warranties  of  GAR  and  Smith     7
4(a)  Shares  of  Common  Stock     7
4(b)  Due  Authorization,  Etc.     7
4(c)  Financial  Statements     7
4(d)  Undisclosed  Liabilities     7
4(e)  Material  Adverse  Change     7
4(f)  Litigation,  Etc.     8
4(g)  Due  Organization,  Etc.     8
4(h)  Tax  Matters     8
4(i)  Agreements,  Etc.     8
4(j)  Capitalization     8
4(k)  Disclosure  of  Material  Facts     8
4(l)  Corporate  Records     8
4(m)  Stockholders  List     8
4(n)  Title  to  Assets     9
4(o)  Compliance;  Governmental  Authorizations     9
4(p)  Brokerage  Fees     9
4(q)  SEC  Filings     9
5.  Affirmative  Covenants  of  GAR,  WWC  Holdings  and  Stockholders     9
5(a)  Filing  of  Form  8-K     9
5(b)  Preparation  of  Disclosure  Statement     9
5(c)  Application  to  NASDAQ     9
5(d)  Delivery  of  Disclosure  Statement     9
5(e)  Delivery  of  Documents     9
5(f)  Future  Stock  Distributions     9
5(g)  Change  of  Corporation  Name     10
5(h)  Acquisition  of  Interest  in  CallNet  PLC     10
5(i)  Anti-Dilution     10
5(j)  Waiver  of  Preemptive  Rights     10
6.  Closing     10
7.  Conditions  Precedent to Obligations of WWC Holdings and Stockholders     10
7(a)  Truth  of  Representations  and  Warranties     10
7(b)  Compliance  with  Covenants     10
7(d)  Approval  by  Legal  Counsel     10
7(e)  Opinion  of  Counsel     10
7(f)  Officers'  Certificate     11
8.  Conditions  Precedent  to  Obligations  of  GAR     11
8(a)  Truth  of  Representations  and  Warranties     11
8(b)  Compliance  with  Covenants     11
8(c)  Delivery  of  Investment  Letter     11
8(d)  Delivery  of  Exhibits  and  Schedules     11
8(e)  Opinion  of  Counsel     11
9.  Indemnification     12
10.  Representations,  Warranties  and  Limitations  on  Liability     12
10(a)  Nature  of  Representations  and  Warranties     12
10(b)  Limitations  on  Liability     12
11.  Documents  at  Closing     14
11(a)  Documents  Delivered  by  the  Stockholders     14
11(b)  Documents  Delivered  by  GAR     14
12.  Miscellaneous     15
12(a)  Further  Assurances     15
12(b)  Waivers     15
12(c)  Notices     15
12(d)  Headings     15
(e)  Counterparts     15
12(f)  Governing  Law     15
12(g)  Binding  Effect     16
12(h)  Entire  Agreement     16
12(i)  Time     16
12(j)  Severability     16
12(k)  Default  Costs     16

                                    EXHIBITS

A.     Holders  of  GAR  Common  Stock  after  Closing
B.     WWC  Holdings's  financial  statements  at  September  30,  1998
C.     Certificate  and  Bylaws  of  GAR
D.     GAR's  Stockholders'  List
E.     GAR  Financial  Statements  at  October  31,  1997  and  July  31,  1998
F.     Form  10-K  and  Form  10-Q
G.     Form  of  Investment  Letter
H.     WWC  Holdings  Material  Contracts
I.     GAR  Material  Contracts
J.     Undertaking  to  EPH

                                    SCHEDULES

I.     As  to  WWC  Holdings:

     1.     Liabilities  of  WWC  Holdings Not Disclosed in Financial Statements
     2.     Adverse  Changes  since  the  date  of  the  Financial  Statements
     3.     Litigation
     4.     Exceptions  to  Compliance  with  Laws  and  Regulations
     5.     Material  Agreements
     6.     Exceptions  to  Title  to  Properties  and  List  of  Real  Property
     7.     Licenses,  Trademarks,  Tradenames,  Etc.
     8.     WWC  Holdings's  Capitalization

II.     As  to  GAR:

     9.     Liabilities  of  GAR  Not  Disclosed  in  Financial  Statements
     10.     Adverse Changes Since the Date of the Financial Statements and Form
10-Q
     11.     Litigation
     12.     Material  Agreements
     13.     Exceptions  to  Title  to  Properties
     14.     Exceptions  to  Compliance  with  Laws  and  Regulations

III.     Covenants:

15.     CallNet  PLC
16.     Anti-Dilution

                               Exhibit A - Page 22

                               ExhibitA  - Page 13

     ExhibitA  -  Page  4
                      AGREEMENT AND PLAN OF REORGANIZATION


     This Agreement and Plan of Reorganization (the "Agreement") is made and entered into this 9th day of October, 1998, by and among General American Royalty, Inc., a Delaware corporation (hereinafter referred to as "GAR"), James
F. Smith, individually ("Smith"), and the undersigned stockholders ("Stockholders") of World Wide Communications (Holdings), Ltd., a company incorporated in England and Wales (hereinafter referred to as "WWC Holdings").


                                R E C I T A L S:
                                ---------------

     The Stockholders own all of the issued and outstanding shares of WWC Holdings's common stock. GAR desires to acquire all of the issued and outstanding common stock of WWC Holdings, making WWC Holdings a wholly-owned subsidiary of GAR, and Stockholders desire to exchange all of the shares of WWC Holdings's common stock, for designated shares of GAR's common stock to be issued. It is the intention of the parties hereto that: (i) GAR shall acquire all of the issued and outstanding common stock of WWC Holdings in exchange solely for the number of designated shares of GAR's authorized but unissued common stock set forth below (the "Exchange"); (ii) the Exchange shall qualify as a tax-free reorganization under Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended, and related sections thereunder; and (iii) the Exchange shall qualify as a transaction in securities exempt from registration or qualification under the Securities Act of 1933, as amended, and under the applicable securities laws of each state or jurisdiction where Stockholders reside.

     NOW, THEREFORE, for the mutual consideration set out herein, the parties hereto agree as follows:

     1. EXCHANGE OF SHARES1. Exchange of Shares. GAR, and Stockholders agree that on the Closing Date (as hereinafter defined) Stockholders will exchange all of the issued and outstanding shares of the common stock of WWC Holdings (1,000 shares presently outstanding) for 5,500,000 shares (the "Shares") of GAR's common stock, $.001 par value per share (the "Common Stock") as then issued.

     2. DELIVERY OF SHARES2. Delivery of Shares. On the Closing Date, Stockholders will deliver to GAR the certificates representing all of the outstanding shares of WWC Holdings's common stock, duly endorsed (or with duly executed stock powers) so as to make GAR the sole owner thereof free and clear of all claims and encumbrances except as specifically assumed by GAR.
Simultaneously, on the Closing Date, GAR will deliver the certificates representing the Shares to Trustees of the Stockholders. After delivery to GAR of certificates representing all outstanding shares of WWCS Holding and delivery of the Shares, the issued and outstanding shares of GAR's Common Stock will be held of record by the persons and in the amounts described in Exhibit "A."

     3. REPRESENTATIONS AND WARRANTIES OF WWC HOLDINGS AND STOCKHOLDERS3. Representations and Warranties of WWC Holdings and Stockholders. Subject as set out in Section 10, the Stockholders, jointly and severally, as a material inducement to GAR to enter into this Agreement and consummate the transactions contemplated hereby, make the following representations and warranties to GAR, which representations and warranties are true and correct in all material respects on the Closing Date:

          3(a)     Securities Holders3(a)  Securities Holders.  The Stockholders
                   ------------------
are the only owner, of record, of all of the issued and outstanding shares of WWC Holdings's common stock.

          3(b)     Financial  Statements3(b)  Financial Statements.  Exhibit "B"
                   ---------------------
is a copy of the balance sheets of WWC Holdings at September 30, 1998 (the "Financial Statements").

          The Financial Statements fairly present the consolidated financial condition of WWC Holdings as of the date thereof and the results of operations for the period covered. The Financial Statements have been prepared in accordance with generally accepted accounting principles, consistently applied, except as otherwise stated therein.

          3(c)     Undisclosed Liabilities3(c)  Undisclosed Liabilities.  Except
                   -----------------------
as set forth in Schedule 1, at the Closing Date, WWC Holdings: (i) will have no liabilities or obligations of any nature, fixed or contingent, matured or unmatured, which are not shown or otherwise provided for in the Financial Statements except for liabilities and obligations specifically assumed by GAR or arising in the ordinary course of business, none of which is materially adverse; and (ii) all reserves established by WWC Holdings and set forth in the Financial Statements will be adequate and there will be no material loss contingencies (as such term is used in Statement of Financial Accounting Standard No. 5 of the Financial Accounting Standards Board) which are not adequately provided for.

          3(d)     Absence  of  Changes3(d)  Absence  of Changes.  Except as set
                   --------------------
forth in Schedule 2, since the date of the Financial Statements, WWC Holdings's business has been operated in the ordinary course and there has not been:

               (i) Any material adverse change in the condition (financial or otherwise), assets, liabilities, earnings, net worth, business or prospects of WWC Holdings for such period, in the aggregate, or at any time during such period;

               (ii) Any damage, destruction or loss (whether or not covered by insurance) materially adversely affecting WWC Holdings, or its businesses;

               (iii) Any declaration, setting aside, or payment of any dividend or other distribution in respect of any shares of capital stock of WWC Holdings, or any direct or indirect redemption, purchase or other acquisition of any such stock;

               (iv) Any issuance or sale by WWC Holdings or agreement to sell any of its securities; or

               (v) Any statute, rule, regulation or order adopted (including orders of regulatory authorities with jurisdiction over WWC Holdings or its business) which materially adversely affects WWC Holdings or its business.

          3(e)     Litigation,  Etc3(e)  Litigation,  Etc..  Except as set forth
                   ----------------
in Schedule 3, or in the Financial Statements; there are no actions, suits, claims, investigations or legal or administrative or arbitration proceedings current or so far as the stockholders are aware threatened against WWC Holdings, its assets or business, whether at law or in equity, or before or by any Federal, state, municipal, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality.

          3(f)     Compliance;  Governmental  Authorizations3(f)  Compliance;
                   -----------------------------------------
Governmental Authorizations. Except as set forth in Schedule 4, WWC Holdings has complied with all Federal, state, local or foreign laws, ordinances, regulations and orders applicable to its business, including without limitation, federal and state securities laws which, if not complied with, would materially and adversely affect the business of WWC Holdings. WWC Holdings has all Federal, state, local and foreign governmental licenses and permits necessary in the conduct of its business, and such licenses and permits are in full force and effect.

          3(g)     Due  Organization,  Etc3(g)  Due  Organization,  Etc..  WWC
                   -----------------------
Holdings is a corporation duly organized, validly existing and in good standing under the laws of England and Wales. WWC Holdings has the power to own its properties and assets and to carry on its business as now presently conducted.

          3(h)     Tax  Matters3(h)  Tax  Matters.  WWC  Holdings  has filed all
                   ------------
federal, state and local tax or related returns and reports due or required to be filed, which reports accurately reflect in all material respects the amount of taxes due. WWC Holdings has paid all amounts of taxes or assessments which would be delinquent if not paid as of the date of this Agreement, other than taxes or charges being contested in good faith or not yet finally determined.

          3(i)     Agreements, Etc3(i)  Agreements, Etc..  Schedule 5 contains a
                   ---------------
true and complete list and brief description of all written or oral contracts, agreements, mortgages, obligations, understandings, arrangements, restrictions, and other instruments to which WWC Holdings is a party or by which WWC Holdings or its assets may be bound. True and correct copies of all written agreements set forth on Schedule 5 are appended in Exhibit "H." No event has occurred which (whether with or without notice, lapse of time or the happening or occurrence of any other event) would constitute a default under any of the agreements set forth in Schedule 5.

          3(j)     Title  to Property and Related Matters3(j)  Title to Property
                   --------------------------------------
and Related Matters. WWC Holdings has good and marketable title to all the properties, interests in properties and assets, real and personal, reflected as being owned by it on the Financial Statements or acquired by it after the date of the Financial Statements, of any kind or character, free and clear of any liens or encumbrances, except (i) those referred to in the notes to the Financial Statements, (ii) those set forth in Schedule 6, and (iii) liens for current taxes not yet delinquent. Schedule 6 contains a general description of all real property of WWC Holdings. Except as set forth in said Schedule 6 and except for matters which may arise in the ordinary course of business, WWC Holdings's assets are in good operating condition and repair. To the best of knowledge of Stockholders, there does not exist any condition which materially interferes with the use thereof in the ordinary course of WWC Holdings's business.

          3(k)     Corporate  Records3(k)  Corporate  Records.  The  corporate
                   ------------------
records, minute books, and other documents and records of WWC Holdings are complete and correct. GAR shall have the right to review all corporate records of WWC Holdings prior to the Closing Date.

          3(l)     Licenses;  Trademarks;  Trade  Names;  Etc.  3(l)  Licenses;
                   ------------------------------------------
Trademarks; Trade Names, Etc. Schedule 7 contains a true and complete list of all licenses and all trademarks, trade names, service marks, copyrights, know-how, patents and applications for any of the foregoing owned by or registered in the name of WWC Holdings. There is no current or so far as the stockholders threatened claim or litigation against WWC Holdings contesting the right to use any of the trademarks, trade names and know-how or the validity of any of the licenses, copyrights and patents listed on Schedule 7, or asserting the misuse of any thereof, nor has there ever been any such claim or litigation.

          3(m)     Authorization  by  WWC  Holdings3(m)  Authorization  by  WWC
                   --------------------------------
Holdings. This Agreement constitutes a valid and binding agreement of Stockholders, enforceable in accordance with its terms except as such enforcement may be limited by applicable bankruptcy, insolvency, moratorium, and other similar laws relating to, limiting or affecting the enforcement of creditors rights generally; and neither the execution and delivery of this Agreement nor the consummation by Stockholders of the transactions contemplated hereby, nor compliance with any of the provisions hereof, will violate any statute, law, rule or regulation or any order, writ, injunction or decree of any court or governmental authority enforceable against Stockholders, or violate or conflict with or constitute a default under (or give rise to any right of termination, cancellation or acceleration under) the terms or conditions or provisions of any note, bond, lease, mortgage, obligation, agreement, understanding, arrangement or restriction of any kind to which WWC Holdings or Stockholders is a party or by which WWC Holdings, Stockholders or their respective properties may be bound. No consent or approval by any governmental authority is required in connection with the consummation of the transactions contemplated hereby.

          3(n)     Capitalization3(n)  Capitalization.  The  authorized
                   --------------
capitalization of WWC Holdings is as set forth in Schedule 8. Except as set forth in said Schedule 8, there are no outstanding or presently authorized securities, warrants, preemptive rights, subscription rights, options or related commitments of any nature to issue any of WWC Holdings's securities which are not reflected in the Financial Statements or in Schedule 8.

          3(o)     Full Disclosure3(o)  Full Disclosure.  The Stockholders have,
                   ---------------
and at the Closing Date will have, disclosed to GAR all events, conditions and facts materially affecting the business and prospects of WWC Holdings; and that Stockholders have not and will not have, at the Closing Date, withheld disclosure of any events, conditions, and facts which it may have knowledge of, or have reasonable grounds to know, may materially, adversely affect the business and prospects of WWC Holdings.

          3(p)     Brokerage  or  Finder's Fees3(p)  Brokerage or Finder's Fees.
                   ----------------------------
WWC Holdings has not incurred, nor will it incur, any liability for brokerage or finder's fees or similar charges in connection with this Agreement or any of the transactions contemplated hereby.

          3(q)     Share  Ownership3(q)  Share  Ownership.  The  shares  of  WWC
                   ----------------
Holdings's common stock to be exchanged for the Shares in the Exchange are owned, of record, by Stockholders, free and clear of all liens and encumbrances of any kind and nature.

          3(r)     Approvals  Required3(r)  Approvals  Required.  No  approval,
                   -------------------
authorization, consent, order or other action of, or filing with, any person, firm or corporation or any court, administrative agency or other governmental authority is required in connection with the execution and delivery by Stockholders of this Agreement or the consummation of the transactions described herein, except as disclosed herein and, except to the extent that the parties are required to file reports in accordance with relevant regulations under Federal and state securities laws.

     4. REPRESENTATIONS AND WARRANTIES OF GAR AND SMITH4. Representations and Warranties of GAR and Smith. Subject as set out in Section 10(b)(ix) GAR and Smith, jointly and severally, but so that Smith shall have no right of contribution against or from GAR in the event of any claim made against Smith for breach of any of the warranties or representations in this Agreement, as a material inducement to Stockholders to enter into this Agreement and consummate the transactions contemplated hereby, make the following representations and warranties to Stockholders, which representations are true and correct at this date, and will be true and correct on the Closing Date as though made on and as of such date:

          4(a)     Shares  of  Common  Stock4(a)  Shares  of  Common Stock.  The
                   -------------------------
Shares to be delivered to Stockholders at Closing will be valid and legally issued shares of Common Stock, free and clear of all liens, encumbrances, and preemptive rights, and will be fully-paid and non-assessable shares.

          4(b)     Due  Authorization,  Etc4(b)  Due  Authorization, Etc..  This
                   ------------------------
Agreement has been duly authorized, executed, and delivered by GAR, and constitutes a legal, valid, and binding obligation of GAR, enforceable in accordance with its terms; no consent of any federal, state, municipal or other governmental authority is required by GAR for the execution, delivery or performance of this Agreement by GAR; no consent of any party to any contract or agreement to which GAR is a party or by which any of its property or assets are subject is required for the execution, delivery or performance of this Agreement by GAR.

          4(c)     Financial  Statements4(c)  Financial Statements.  Exhibit "E"
                   ---------------------
is a copy of GAR's audited financial statements at November 20, 1997, including balance sheets, income statements and changes in financial position and its audited financial statements at September 30, 1998 (collectively the "Statements"). The Statements fairly and accurately reflect the financial condition of GAR as of the dates thereof and the results of operations for the periods reflected therein. The Statements have been prepared in accordance with generally accepted accounting principles, consistently applied, except as otherwise stated therein; and the books and records, financial and others, of GAR are in all material respects complete and correct and have been maintained in accordance with good business and accounting practices.

          4(d)     Undisclosed Liabilities4(d)  Undisclosed Liabilities.  Except
                   -----------------------
as set forth in Schedule 9, GAR: (i) has no material liabilities or obligations of any nature, fixed or contingent, matured or unmatured, which are not shown or otherwise provided for in the Statements; and (ii) all reserves established by GAR and set forth in the Statements are adequate and there are no material loss contingencies (as such term is used in Statement of Financial Accounting Standard No. 5 of the Financial Accounting Standards Board) which are not adequately provided for.

          4(e)     Material Adverse Change4(e)  Material Adverse Change.  Except
                   -----------------------
as set forth in Schedule 10, since the date of the Statements, there has not been, and as of the Closing Date there shall not have been, any material changes in GAR's condition (financial or otherwise), or liabilities (absolute, contingent or otherwise), whether or not arising from transactions in the ordinary course of business; provided, however, that the parties have agreed that the financial position of GAR will change to the extent that GAR incurs costs in connection with the transactions contemplated by this Agreement not exceeding cash at GAR's bank as at the date of this Agreement.

          4(f)     Litigation,  Etc4(f)  Litigation,  Etc..  Except as set forth
                   ----------------
in Schedule 11, or in the Statements; there are no actions, suits, claims, investigations or legal or administrative or arbitration proceedings pending or threatened against GAR, its assets or business, whether at law or in equity, or before or by any Federal, state, municipal, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality; nor does GAR know or have any reason to know of a threat of such litigation or any basis for any such action, suit, claim, investigation or proceeding.

          4(g)     Due  Organization, Etc4(g)  Due Organization, Etc..  GAR is a
                   ----------------------
corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, is qualified to business and in good standing in each state where it is required to be qualified and such qualification is material and has the corporate power to own its property and to carry on its business as now being conducted. The Certificate of Incorporation and By-Laws of GAR, as will be in effect on the Closing Date, are attached hereto as Exhibit "C" and are made a part hereof.

          4(h)     Tax  Matters4(h)  Tax  Matters.  By  closing,  GAR  will have
                   ------------
filed all Federal, state and local, tax or related returns and reports due or required to be filed, which reports accurately reflect in all material respects the amount of taxes due. By closing, GAR will have paid all taxes or assessments which have become due, other than taxes or charges being contested in good faith or not finally determined.

          4(i)     Agreements, Etc4(i)  Agreements, Etc..  GAR has not breached,
                   ---------------
nor is there any pending or threatened claims or any legal basis for a claim that GAR has breached, nor has an event occurred which with the passing of time would constitute a breach of any of the terms or conditions of any agreements, contracts or commitments to which GAR is a party or by which GAR or its assets are bound. A list of all of GAR's material contracts, agreements or commitments (whether oral or written) is set forth on Schedule 12 and true and correct copies of all such contracts and agreements are appended as Exhibit "I." The execution, delivery and performance of this Agreement by GAR will not be in conflict with or constitute a default under any provisions of applicable law, GAR's Certificate of Incorporation or By-Laws, or any agreement or instrument to which GAR is a party or by which it or its assets are bound.

          4(j)     Capitalization4(j)  Capitalization.  The  capitalization  of
                   --------------
GAR consists of authorized common stock of 20,000,000 shares, $.01 par value per share, of which 1,850,000 will be outstanding on the Closing Date. All outstanding shares of the Common Stock have been duly authorized, validly issued, and are fully-paid and non-assessable, and all such shares were issued in compliance with all applicable federal and state securities laws. Except for the issuances of securities referred to in this Agreement, there are no outstanding or presently authorized securities, warrants, preemptive rights, subscription rights, options or related commitments of any nature to issue any of GAR's securities.

          4(k)     Disclosure  of  Material  Facts4(k)  Disclosure  of  Material
                   -------------------------------
Facts. GAR has, and at the Closing Date will have, disclosed to WWC Holdings all events, conditions and facts materially affecting the business and prospects of GAR; and GAR has not and will not have, at the Closing Date, withheld disclosure of any events, conditions, and facts which it may have knowledge of, or have reasonable grounds to know may materially, adversely affect the business and prospects of GAR.

          4(l)     Corporate  Records4(l)  Corporate  Records.  The  corporate
                   ------------------
financial records, minute books, and other documents and records of GAR are to be available to WWC Holdings at the time of the Closing Date and turned over to new management in their entirety at Closing. Such records are complete and correct and have been maintained in accordance with good business and accounting practices.

          4(m)     Stockholders  List4(m)  Stockholders  List.  Exhibit "D" is a
                   ------------------
true, correct and complete statement, dated not more than 10 days prior to the Closing Date, setting forth the names and addresses of GAR's stockholders and their respective shareholdings.

          4(n)     Title to Assets4(n)  Title to Assets.  Except as set forth in
                   ---------------
Schedule 13, GAR has good and marketable title to all of its assets, free of any liens and encumbrances.

          4(o)     Compliance;  Governmental  Authorizations4(o)  Compliance;
                   -----------------------------------------
Governmental Authorizations. Except as set forth in Schedule 14, GAR has complied in all respects with all Federal, state, local, or foreign laws, ordinances, regulations, and orders applicable to its business, including without limitation federal and state securities laws applicable to all offerings prior to the Closing Date. GAR has all Federal, state, local and foreign governmental licenses and permits material to and necessary in the conduct of its business, and such licenses and permits are in full force and effect, and no violations are or have been recorded in respect of any such licenses of permits, and no proceedings are pending or threatened to revoke or limit the use of such permits.

          4(p)     Brokerage  Fees4(p)  Brokerage  Fees.  GAR  has not incurred,
                   ---------------
nor will it incur, any liability for brokerage or finder's fees or similar charges in connection with this Agreement or any of the transactions contemplated hereby except the previous issue of 28,500 shares of GAR Common Stock to Forte Communications, Inc.

          4(q)     SEC  Filings4(q)  SEC  Filings.  Exhibit  "F"  contains true,
                   ------------
correct and complete copies of Form 10-K and Form 10-Q filed by GAR in respect of the fiscal years ended October 31, 1997 and all subsequent periods, such forms were true and accurate when filed and remain true and accurate except as set out in later filings and Schedule 10 contains a brief summary of all material changes in GAR's financial position and prospectus since the date of the last filing of Form 10-Q.

     5. AFFIRMATIVE COVENANTS OF GAR, WWC HOLDINGS AND STOCKHOLDERS5. Affirmative Covenants of GAR, WWC Holdings and Stockholders. GAR covenants Stockholders and Stockholders, jointly and severally, covenant to GAR that:

          5(a)     Filing  of  Form  8-K.  5(a)  Filing  of Form 8-K Immediately
                   ---------------------
after the Closing Date, Stockholders will procure the prompt preparation and file with the Securities and Exchange Commission appropriate notice describing this transaction on Form 8-K or other applicable form, and otherwise comply with the provisions of the Securities Exchange Act of 1934.

          5(b)     Preparation  of  Disclosure  Statement.  5(b)  Preparation of
                   --------------------------------------
Disclosure Statement Immediately after the Closing Date, the Stockholders will procure the preparation of a disclosure statement containing the necessary information to comply with Rule 15(c)2(11) promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 and file such forms with one or more firms who are members of the National Association of Securities Dealers, Inc. ("NASD") and with NASD as are necessary to effect the quotation of GAR's securities in the NASD Electronic Bulletin Board System.

          5(c)     Application  to NASDAQ. 5(c)  Application to NASDAQ After GAR
                   ----------------------
meets the requirements for initial inclusion, Stockholders will procure the prompt preparation and filing of an application with NASD to qualify the common stock of GAR for inclusion in the Regular NASDAQ system and quotation by the NASDAQ Stock Market.

          5(d)     Delivery  of  Disclosure  Statement.  5(d)  Delivery  of
                   -----------------------------------
Disclosure Statement The Stockholders will procure the delivery to GAR's former management of the disclosure statement which includes a description of this transaction so that GAR's former management can review the descriptions contained therein of GAR and the terms of the transactions contemplated by this Agreement.

          5(e)     Delivery  of  Documents.  5(e)  Delivery  of  Documents  The
                   -----------------------
Stockholders will procure the delivery to GAR's former management, with a copy to its counsel (at the addresses set forth herein), all reports, registration statements and other documents, other than exhibits, as filed with the SEC and the NASD during the one year period commencing on the Closing Date.

          5(f)     Future  Stock Distributions. 5(f)  Future Stock Distributions
                   ---------------------------
After the Closing Date, Stockholders will procure the that any further distribution of GAR's stock to WWC Holdings's shareholders or otherwise will be completed in conformity with federal and state securities laws and regulations pertaining to registration; or, pursuant to an exemption from such registration requirements.

          5(g)     Change  of  Corporate  Name. 5(g)  Change of Corporation Name
                   ---------------------------
Management of WWC Holdings will promptly take the appropriate corporate action to change the name of General American Royalty, Inc. to World Wide Communications (Holdings), Ltd. or another appropriate name selected by management of WWC Holdings.

          5(h)     Acquisition  of  Interest in CallNet PLC. 5(h) Acquisition of
                   ----------------------------------------
Interest in CallNet PLC Within thirty (30) days of the Closing Date, Stockholders shall cause CallNet PLC to issue to GAR twenty percent (20%) of the outstanding capital shares of CallNet PLC in exchange for 500,000 shares of common stock, $.001 par value, of GAR, as more particularly described in
Schedule  15.

          5(i)     Anti-Dilution.  5(i)  Anti-Dilution They will comply with the
                   -------------
provisions  of  Schedule  16.

          5(j)     Waiver  of  Preemptive  Rights.  5(j)  Waiver  of  Preemptive
                   ------------------------------
Rights The Stockholders waive any rights of preemption they may have in respect of the transfer of the ordinary shares of WWC Holdings whether arising under the articles of association of WWC Holdings or otherwise.

     6. CLOSING 6. Closing. The Closing (the "Closing") shall take place upon such date (the "Closing Date") as the parties hereto may mutually agree upon, but shall be no later than October 31, 1998. The Closing shall take place at such place as may be mutually agreed upon by the parties.

     7.     CONDITIONS  PRECEDENT  TO  OBLIGATIONS  OF  WWC  HOLDINGS  AND
STOCKHOLDERS7. Conditions Precedent to Obligations of WWC Holdings and Stockholders. All obligations of Stockholders under this Agreement are subject to the fulfillment, prior to or on the Closing Date, of each of the following conditions:

          7(a)     Truth  of  Representations  and  Warranties.  7(a)  Truth  of
                   ---------  --------------------------------
Representations and Warranties The representations and warranties by or on behalf of GAR contained in this Agreement or in any certificate or document delivered to Stockholders pursuant to the provisions hereof shall be true in all material respects at and as of the time of Closing as though such representations and warranties were made at and as of such time.

          7(b)     Compliance  with  Covenants.  7(b)  Compliance  with
                   ---------------------------
CovenantsGAR shall have performed and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing.

          7(c)     Election  of  New  Directors.  The  present  Directors of GAR
                   ----------------------------
shall have caused the appointment of Paul Goodman-Simpson, Aaron Goodman-Simpson and Keith Goodyer to the Board of Directors of GAR as directed by WWC Holdings and will have arranged for the resignation of Sam E. Nicholson.

          7(d)     Approval  by  Legal  Counsel. 7(d)  Approval by Legal Counsel
                   ----------------------------
All instruments and documents delivered to WWC Holdings and Stockholders pursuant to the provisions hereof shall be reasonably satisfactory to legal counsel for WWC Holdings and Stockholders.

          7(e)     Opinion  of  Counsel. 7(e)  Opinion of Counsel GAR shall have
                   --------------------
delivered to Stockholders an opinion of GAR's counsel, dated the Closing Date, to the effect that:

               (i) GAR is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

               (ii) GAR has the corporate power to carry on its business as now being conducted;

               (iii) This Agreement has been duly authorized, executed and delivered by GAR and is a valid and binding obligation of GAR, enforceable in accordance with its terms, except to the extent that enforcement is limited by applicable bankruptcy, reorganization, insolvency, moratorium, or similar laws affecting creditors' rights and remedies generally or by general equity principles (and excepting specific performance as a remedy);

               (iv) GAR has taken all corporate action necessary for its due performance under this Agreement;

               (v) The execution and delivery by GAR of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in a breach of any provisions of, GAR's Certificate of Incorporation or By-Laws or, to the best of such counsel's knowledge after inquiry and based upon information provided by GAR, constitute a default under or give rise to a right of termination, acceleration, or cancellation under any agreement under which GAR or any of its properties are bound or violate any court order, writ or decree of injunction applicable to GAR;

               (vi) Such counsel does not know, after inquiry, of (a) any actions, suits or other legal proceedings or investigations pending or threatened against or relating to or materially adversely affecting GAR; and (b) any unsatisfied judgments against GAR.

               (vii) The authorized and, to such counsel's best knowledge after inquiry, outstanding capitalization of GAR is as set forth in Section 4(j), all of the outstanding shares of GAR's common stock are validly issued, fully-paid and non-assessable, without preemptive rights, and to the best of counsel's knowledge after inquiry, there are no outstanding subscriptions, options, rights, warrants or other transfer agreements (whether oral or written), other than as set forth in Section 4(j) of this Agreement.

          7(f)     Officers'  Certificate7(f)  Officers'  Certificate.  There
                   ----------------------
shall be delivered to Stockholders an officers' certificate, signed by James F. Smith, President to the effect that all of the representations and warranties of GAR set forth herein are true and complete in all material respects as of the Closing Date, and that GAR has complied in all material respects with its covenants and agreements set forth herein required to be complied with by the closing.

     8. CONDITIONS PRECEDENT TO OBLIGATIONS OF GAR8. Conditions Precedent to Obligations of GAR. All obligations of GAR under this Agreement are subject to the fulfillment, prior to or on the Closing Date, of each of the following conditions:

          8(a)     Truth  of  Representations  and  Warranties.  8(a)  Truth  of
                   ---------  --------------------------------
Representations and WarrantiesThe representations and warranties by Stockholders contained in Section 3 this Agreement or in any certificate or document delivered to GAR pursuant to the provisions hereof shall be true in all material respects at and as of the time of Closing as though such representations and warranties were made at and as of such time.

          8(b)     Compliance  with  Covenants.  8(b)  Compliance  with
                   ---------------------------
CovenantsThe Stockholders shall have performed and complied with all Covenants, agreements, and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing.

          8(c)     Delivery  of  Investment  Letter.8(c)  Delivery of Investment
                   --------------------------------
Letter Each of Stockholders shall have delivered to GAR an "investment letter" in the form attached as Exhibit "G," setting out that the shares being acquired are restricted shares and are being acquired for investment purposes only, and not with a view to public resale or distribution.

          8(d)     Delivery  of  Exhibits  and  Schedules.  8(d)  Delivery  of
                   --------------------------------------
Exhibits and SchedulesThe Stockholders shall have delivered all of the exhibits and schedules required herein to GAR and such exhibits, schedules and Financial Statements shall have been acceptable to GAR, in its sole and absolute discretion.

          8(e)     Opinion  of  Counsel.  8(e)  Opinion  of  CounselWWC Holdings
                   --------------------
shall have delivered to GAR an opinion of counsel, dated the Closing Date, to the effect that:

               (i) WWC Holdings is a corporation duly organized, validly existing and in good standing under the laws of England and Wales;

               (ii) WWC Holdings has the corporate power to carry on its business as now being conducted;

               (iii) Except as referred to herein, such counsel knows, after inquiry, of (a) no actions, suit or other legal proceedings or investigations pending or threatened against or relating to or materially adversely affecting WWC Holdings; and (b) no unsatisfied judgments against WWC Holdings;

               (iv) The authorized capitalization of WWC Holdings is as set forth in Section 3(o), all of the outstanding shares of common stock of WWC Holdings are validly issued, fully-paid and non-assessable, without preemptive rights, and to the best of counsel's knowledge, after inquiry, there are no outstanding subscriptions, options, rights, warrants or other transfer agreements (whether oral or written) obligating WWC Holdings to issue or transfer from treasury any of its securities except as set forth in Section 3(o) of this Agreement. When duly transferred to GAR as provided herein, to the best of such counsel's knowledge after inquiry, GAR will own all of the issued and outstanding common stock of WWC Holdings subject to registration of the transfer of such shares by the directors of WWC Holdings and due stamping of the share transfer.

     9. INDEMNIFICATION9. Indemnification. Subject as set out in Section 10, each party to this Agreement shall indemnify and hold harmless each other party to this Agreement at all times after the date of this Agreement against and in respect of any liability, damage or deficiency, all actions, suits, proceedings, demands, assessments, judgments, costs and expenses including attorney's fees (through all appeals) incident to any of the foregoing, resulting from any misrepresentation or breach of warranty contained in Section 3 or 4 as appropriate on the part of such party under this Agreement. Subject to the terms of this Agreement, the defaulting party shall reimburse the other party or parties, on demand, for any reasonable payment made by said parties at any time after Closing, in respect of any liability or claim to which the foregoing indemnity relates, if such payment is made after reasonable notice to the other party to defend or satisfy the same and such party failed to defend or satisfy same.

     10. REPRESENTATIONS, WARRANTIES AND LIMITATIONS ON LIABILITY10. Representations, Warranties and Limitations on Liability. All of the parties hereto are executing and carrying out the provisions of this Agreement in reliance on the representations and warranties in Section 3 and 4 and the covenants and agreements contained in this Agreement or at the Closing of the transactions herein provided.

     10(a)     Nature  of  Representations  and  Warranties.  10(a)  Nature  of
               --------------------------------------------
Representations and Warranties Any investigation which the parties might have made or any other representations, warranties, agreements promises or information, written or oral, made by the other party other than as set out in this Agreement or any other person shall not be deemed a waiver of any breach of any such representation, warranty, covenant or agreement in this Agreement. GAR represents and agrees that its chief executive officer is a sophisticated investor and that the business in which WWC Holdings is engaged is subject to a high degree of competition from other companies, many of which have greater financial and other resources than WWC Holdings. For these and other reasons an investment in WWC Holdings's capital stock is subject to substantial risks and speculative.

     10(b)     Limitations  on  Liability.  10(b)  Limitations on Liability  The
               --------------------------
liability  of  the  Stockholders  is  subject  to  the  following  limitations:

               (i) The Stockholders will not be liable in respect of any claim for breach of the representations and warranties in this agreement ("Warranties") unless the aggregate amount of all such claims exceeds US$2,500 in which case they will be liable for the whole of the aggregate amount and not just the excess.

     (ii) The total aggregate amount of the liability of all Stockholders in respect of claims for breach of the Warranties will be limited to US$500,000.

               (iii) Except in the case of fraud or wilful non-disclosure on Stockholders' part, Stockholders will be under no liability in respect of any claim for breach of the Warranties unless:

                    (a) Smith has given to Stockholders written particulars of the breach on or before one year after the date of Closing setting out in detail the amount claimed and the reasons for the claim; and

     (b) the claim has been settled or proceedings have been issued and served within six months of Stockholders receiving the written particulars referred to in 10(b)(iii)(a).

     (iv) The Stockholders will have no liability in respect of any claim for breach of the Warranties to the extent that:

     (a) the liability arises or is increased as a result of the passing of any legislation or the making of any subordinate legislation, with retrospective effect; or

     (b) the liability is attributable to any negligent act or omission by Smith after the date of Closing.

     (v) Where any of Stockholders is a trustee and is selling his shares in WWC Holdings in that capacity the liability of that Stockholder in respect of claims for breach of the Warranties is further limited to the net value for the time being of the capital of the trust after deductions of all money due to the Inland Revenue or other relevant taxation authority on account of any taxation arising in connection with the transactions contemplated by this agreement and costs and fees properly chargeable against the capital of the trust in connection with such transactions.

     (vi)     The  Warranties  are  given  subject  to  and  are  qualified  by:

     (a) the contents of this agreement and in particular Schedules 1 though 8 inclusive and all transactions referred to in this agreement;

     (b) any matters which would be disclosed as a result of a search, whether or not made, of the microfiche file at the Companies Registry in respect of WWC Holdings;

     (c) the memorandum and articles of association of WWC Holdings on the working day before Closing;

     (d) the contents of the minute books and other statutory books of WWC Holdings;

     (e) any matter which would be disclosed as a result of an inspection or search, whether or not made, of any document, register or record which may be inspected by the public and maintained by, or information which is available on enquiry, whether or not made, of or from the Office of Fair Trading, the Trademarks Registry, the Patent Office or the European Patents Office or any other appropriate registers or offices in any overseas territory;

     (f) the contents of and matters referred to in the documents in Exhibits "B" and "F" to this letter, copies of which have been initialled on behalf of Smith and Stockholders for the purposes of identification.

     (vii) Nothing in this agreement will derogate from Smith's common law obligation to mitigate any loss which he suffers in consequence of a breach of the Warranties.

     (viii) Nothing in this agreement prohibits Stockholders from disposing of any Shares to the extent that the proceeds of disposal, less the incidental costs of it, are required to settle either wholly or partly:

     (a) any amount of damages or any claim for indemnity for which any of Stockholders are liable under this agreement; or

     (b) any amount of taxation arising in connection with the disposal of the Shares.

     (ix) The provisions of 10(b)(i)-10(b)(viii) inclusive will apply to limit the liability of Smith as if all references to Stockholders were to Smith and all references to Smith were to Stockholders.

     11. DOCUMENTS AT CLOSING11. Documents at Closing. At the Closing, the following transactions shall occur, all of such transactions being deemed to occur simultaneously:

          11(a)     Documents  Delivered  by the Stockholders.  11(a)  Documents
                    -----------------------------------------
Delivered by the StockholdersStockholders will deliver, or cause to be delivered, to GAR the following:

               (i) stock certificates for the shares of common stock of WWC Holdings being exchanged hereunder, duly endorsed or with stock powers attached in blank but subject to a customary restrictive stock legend.

               (ii) the opinion of counsel for WWC Holdings as set forth herein;

               (iii) a certificate from the registrar of companies dated October 5, 1998 to the effect that WWC Holdings is in good standing under the laws of the said state; and

               (iv) such other instruments, documents and certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement or which may be reasonably requested in furtherance of the provisions of this Agreement;

          11(b)     Documents  Delivered  by GAR.  11(b)  Documents Delivered by
                    ----------------------------
GARGAR  will  deliver or cause to be delivered to Stockholders and WWC Holdings:

               (i) stock certificates for the Shares subject to a customary restrictive stock legend;

               (ii) all corporate records of GAR, including without limitation corporate minute books (which shall contain copies of the Certificate of Incorporation and By-Laws, as amended to the Closing), stock books, stock transfer books, corporate seals, and such other corporate books and records as may reasonably requested by the Stockholders and their counsel;

               (iii) a certificate of GAR's officers to the effect that all representations and warranties of GAR made under this Agreement are reaffirmed on the Closing Date, as though originally given to Stockholders and WWC Holdings on said date;

               (iv)     the  opinions  of  GAR's  counsel  set  forth  herein;

               (v) a Certificate from the Secretary of State of Delaware dated at or about the date of Closing that GAR is in good standing under the laws of said state; and

               (vi) such other instruments and documents, if any, as are required to be delivered pursuant to the provisions of this Agreement, or which may be reasonably requested in furtherance of the provisions of this Agreement.

     12.     MISCELLANEOUS12.  Miscellaneous.

          12(a)     Further  Assurances12(a)  Further  Assurances.  At any time,
                    -------------------
and from time to time, after the Closing, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement;

          12(b)     Waivers12(b)  Waivers.  Any failure on the part of any party
                    -------
hereto to comply with any of its obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed.
     12(c)     Notices12(c)  Notices.  All  notices  and  other  communications
               -------
hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first class registered or certified mail, return receipt requested to the following addresses, or such other addresses as are given to other parties in the manner set forth herein.
     GAR:     General  American  Royalty,  Inc.
One  Energy  Square,  Suite  1005
4925  Greenville  AvenueDallas,  Texas75206Attn:  James  F.  Smith,  President
     Tel:  (214)  361-8535
     With  a  copy  to:     Robert  L.  Sonfield,  Jr.,  Esq.
          Sonfield  &  Sonfield
          770  South  Post  Oak  Lane,  Suite  435
          Houston,  Texas  77056-1913
          Tel:  (713)  877-83333

     WWC  Holdings     World  Wide  Communications  (Holdings),  Ltd.
     Stockholders:     Brecon  House,  Meridian  Gate
          207  Marsh  Wall
          London  E14  9YT
          Attn:  Paul  Goodman-Simpson
     With  a  copy  to:     Fladgate  Fielder
          Heron  Place,  3  George  Street
          London,  W1H  6AD
          DX  West  End  9057
          Attn:  David  Robinson,  Esq.
     12(d)     Headings12(d)  Headings.  The  section and subsection headings in
               --------
this Agreement are inserted for convenience and shall not affect in any way the meaning or interpretation of this Agreement.

          12(e)     Counterparts.  (e)  Counterparts  This  Agreement  may  be
executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile signature by any party on a counterpart of this Agreement shall be binding and effective for all purposes. Such party shall, however, subsequently deliver to the other party an original executed copy of this Agreement.

          12(f)     Governing Law. 12(f)  Governing Law  This Agreement shall be
                    -------------
governed  by  the  laws  of  Delaware.

          12(g)     Binding  Effect. 12(g)  Binding Effect  This Agreement shall
                    ---------------
be binding upon the parties hereto and inure to the benefit of the parties, their respective heirs, administrators, executors, successors and assigns.

          12(h)     Entire Agreement. 12(h)  Entire Agreement  This Agreement is
                    ----------------
the entire agreement of the parties covering everything agreed upon or understood in the transaction. There are no oral promises, conditions, representations, understandings, interpretations or terms of any kind as conditions or inducements to the execution hereof.

          12(i)     Time12(i)  Time.  Time  is  of  the  essence.
                    ----

          12(j)     Severability12(j)  Severability.  If  any  part  of  this
                    ------------
Agreement is determined by a court of competent jurisdiction to be unenforceable, the balance of the Agreement shall remain in full force and effect.

          12(k)     Default  Costs12(k)  Default  Costs.  In the event any party
                    --------------
hereto has to resort to legal action to enforce any of the terms hereof, such party shall be entitled to collect attorneys' fees and other costs from the party in default.

     IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.


ATTEST:     GENERAL  AMERICAN  ROYALTY,  INC.



By:          By:
     Sam  E.  Nicholson,  Secretary     James  F.  Smith,  President


ATTEST:     WORLD  WIDE  COMMUNICATIONS
      (HOLDINGS),  LTD.



By:          By:
     __________________,  Secretary     ___________________,  President


           STOCKHOLDERS OF WORLD WIDE COMMUNICATIONS (HOLDINGS), LTD.




Wayne  A  Maw                              Ieuan  James  Mackereth  Marshall



Keith  C  Hall                              W  Stephen  Logue

CRAYFORD  ASSOCIATES  LTD


By:
Name:                                   David  Peters
Title:

TOWN  INVEST  S.A.                         BATAURUS  B.V.  (LTD)


By:                                   By:
Name:                                   Name:
Title:                                   Title:

VASAPARKEN  AB                         MIRROR  INVESTMENTS


By:                                   By:
Name:                                   Name:
Title:                                   Title:

DANCASTLE  HOLDINGS                    MOAT  FINANCIAL  SERVICES


By:                                   By:
Name:                                   Name:
Title:                                   Title:

KAZAN  CORPORATION                         REGENT  ADMINISTRATION  LTD


By:                                   By:
Name:                                   Name:
Title:                                   Title:




Keith  Goodyer                              Jean  Taylor




Graham  Mark  Butt                         Pamela  Brehaut




Gill  Ann  Gallienne                         Herbert  Konrad  Mosser

CASTLE  PROPERTY  AGENTS  LTD               BEAUVAIS  TRUST  COMPANY  LTD


By:                                   By:
Name:                                   Name:
Title:                                   Title:

ZALON  PROPERTIES  LTD                    AFFARSINVEST  AB


By:                                   By:
Name:                                   Name:
Title:                                   Title:

RIKTMARKET  AB                              GRAMOS  INVESTMENT  HOLDINGS


By:                                   By:
Name:                                   Name:
Title:                                   Title:




Matts  Goransson                              Paul  Goodman-Simpson

                                   Bernardina  Financial  Inc


                                   By:
Aaron  Goodman-Simpson                         Name:
     Title:

                                    EXHIBIT A

                    HOLDERS OF GAR COMMON STOCK AFTER CLOSING

          NUMBER  OF  SHARES     PERCENT
          ------------------     -------

Entitlement  of  the  Stockholders
to  the  shares  pursuant  to  the  Exchange
(CallNet  Plc  stockholders  shown  with  "  *  ")
STOCKHOLDER  AND  ADDRESS     SHARES
Wayne  A  Maw                     *     55,000
69  Tunbridge  Grove
Kents  Hill
Milton  Keynes  MK7  6JD
Ieuan  James  Mackereth  Marshall  *     137,500
16  Gisborne  Road
Cambridge  CB1  3RZ
Keith  C  Hall                    *     165,000
Chateau  Perigord
Appt  215,  6  Lacets
St  Leon  MC98000
Monaco
Crayford  Associates  Ltd         *     247,500
Falcon  House
23-25  Bucks  Road
Douglas  Isle  of  Man  IM1  3DA
David  Peters     27,500
34  St  Vincent  Road
Westciffe
Essex  FF0  7PR
Town  Invest  S.A.     247,500
Bataurus  B.V.  (Ltd)     247,500
Vasaparken  AB     55,000

Mirror  Investments     247,500
PO  Box  556
Main  Street
Charlestown
Nevis
West  Indies
Dancastle  Holdings     247,500
Palm  Chambers
PO  Box  3152
Roadtown
Tortola  BVI
Moat  Financial  Services        *     220,000
Brittanic  House
Providencials
Turks  &  Caicos  Islands  BVI
Kazan  Corporation              *     192,500
Edificio  Vallarino
Calle
52Y  Elvira  Mendez
Appartado  Postal  1450
Jean  Taylor     192,500
27  Greendale  Drive
Middlewich
Cheshire  CW10  0PH
Graham  Mark  Butt               *     269,500
Beaumont  Cottage
Rue  de  Tertre
St  Andrews
Guernsey  C.I.
Pamela  Brehaut                 *     269,500
Evening  Shade
Woodlands  Park
St  Saviours
Guernsey  C.I.
Gill  Ann  Gallienne             *     269,500
Homelea
Amherst
St  Peter  Port
Guernsey  C.I.
Herbert  Konrad  Mosser          *     269,500
Mosslyn  Le  Bourg
Forest
Guernsey  C.I.
Regent  Administration  Ltd     165,000
PO  Box  199
Victory  House
Le  Truchot
St  Peter  Port
Guernsey  GY1  4HX
Castle  Property  Agents  Ltd     220,000
PO  Box  226
Victory  House
Le  Truchot
St  Peter  Port
Guernsey  GY1  4JQ
Beauvais  Trust  Company  Ltd     242,000
PO  Box  199
Victory  House
Le  Truchot
St  Peter  Port
Guernsey  GY1  4HX
Zalon  Properties  Ltd     192,500
PO  Box  226
Victory  House
Le  Truchot
St  Peter  Port
Guernsey  GY1  4JQ
Affarsinvest  AB               *     269,500
Box  142
S-691  23  Karlskoga
Riktmarket  AB                 *     269,500
Centralparken  4
S-691  42  Karlskoga
Matts  Goransson               *     11,000
Gronfeldtsgatan  22
S-691  41  Karlskoga
Mr  Paul  Goodman-Simpson       *     143,000
70D  Shooters  Hill  Road
London  SE3  7BG
Mr  Aaron  Goodman-Simpson      *     82,500
84  Tarnwood  Park
Nottingham
London  SE9  5PD
Gramos  Investment  Holdings     269,500
PO  Box  226
Victory  House
Le  Truchot
St  Peter  Port
Guernsey  GY1  4JQ
Bernardina  Financial  Inc     82,500
PO  Box  226
Victory  House
Le  Truchot
St  Peter  Port  C.I.
Keith  Goodyer                *     137,500
69  Tunbridge  Grove
Kents  Hill
Milton  Keynes
MK7  6JD
W  Stephen  Logue              *     55,000
27  Birchover  Road
Walsall
WS2  8TU

Total  Stockholders  of  WWCS  Holdings     5,500,000     75%

Forte  Communications,  Inc.     183,333     2.5%

John  J.  Garrett,  Trustee     50,000     0.7%

Shareholders  of  GAR  Prior  to  Closing     1,600,000     21.8%
                                              ---------     -----

             TOTAL     7,333,333     100%
                       =========     ====